2019 novel coronavirus ("COVID-19") pandemic outbreak	12 Months Ended
Mar. 31, 2022
2019 novel coronavirus ("COVID-19") pandemic outbreak
2019 novel coronavirus ("COVID-19") pandemic outbreak
23	2019 novel coronavirus (“COVID-19”) pandemic outbreak

Since late 2019, COVID-19 has spread across China, including our primary markets of Beijing, Guangdong, and Zhejiang. The World Health Organization declared the outbreak of COVID-19 a pandemic on March 11, 2020. As COVID-19 continues to spread, different cities in China have taken various restrictive measures, including implementing complete or partial lockdowns. For example, the 2020 Chinese Lunar New Year holidays were extended in order to curb the spread of the virus, resulting in insufficient work force and delayed production for many industries. These preventive measures have continued to impact our daily operations. The government’s efforts to control COVID-19 have placed heavy pressure on our marketing, promotional and sales activities. From time to time, part of our salesforce were unable to return to work due to lockdowns implemented in various cities, and some hospitals were restricting entrance to hospital staffs and patients only. As a result, these measures have had adverse impact on our marketing efforts and access to potential clients, rendering client conversion challenging. We focus on protecting the safety and well-being of our work force while also ensuring that no disruption occurs to the day-to-day services that we provide to existing clients. Therefore, we have increased our efforts to purchase necessary medical supplies and equipment, which has led to an increase in operating costs. In addition, the negative economic impact brought forth by the COVID-19 pandemic has affected numerous industries and further erodes already weak consumer sentiment. It is yet difficult to estimate how long it will take to restore people’s normal lives, or whether certain pandemic-control measures will become part of a new norm. These conditions, compounded by other factors, have adversely affect potential clients’ pregnancy decisions. With vaccination rate gradually increasing in China, the impact from COVID-19 may be alleviated. However, certain variants have proven to be more severe or infectious, especially the Omicron variant, which have resulted in an increase in cases globally. These or future variants of COVID-19 could also prove to be more resistant to vaccines. In addition, while the world is facing various challenges in response to COVID-19, China may continue to tighten its anti-pandemic policies and measures, which would add further headwinds to the recovery pace of China’s economy and consumer confidence. Taking into consideration the potential effects of COVID-19 on fertility, as well as the observed impacts of the COVID-19 pandemic on socio-economic conditions, the number of newborns in the respective regions where we operate is expected to remain low in the near term.

In light of the rapidly changing situation across different countries and regions, it remains difficult to estimate the duration and magnitude of COVID-19 impact. There is considerable uncertainty over the long-term effects of the expansionary monetary and fiscal policies that have been adopted by the central banks and financial authorities of some of the world’s leading economies to counter the negative economic impact brought forth by COVID-19. In addition, inflation has accelerated in many economies, in particular the United States, and policy actions to address inflation may slow or reverse economic growth or have other negative effects on economic conditions. These government policies and actions could have lasting effects on our business, our expansion plans and our ability to raise capital required to implement our expansion plans, the extent of which is difficult to predict.